Tweedy, Browne Fund INC.

Summary Prospectus

TWEEDY, BROWNE . BUYBACKS . DIVIDEND + VALUE FUND (TBHDX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Fund's statement of additional information, shareholder reports and Fund financial statements, online at https://tweedyfunds.info/prospectus. You can also get this information at no cost by calling the fund at 1-800-432-4789 or by sending an e-mail request to info@tweedy.com, or from your financial intermediary. The Fund's Prospectus and Statement of Additional Information, both dated July 29, 2026, as amended and supplemented from time to time are incorporated by reference (legally made a part of) this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

July 29, 2026

Tweedy, Browne . Buybacks . Dividends + Value Fund
(formerly, Tweedy, Browne Worldwide High Dividend Yield Value Fund)

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (12b-1) fees	None
Other expenses	0.46%
Acquired fund fees and expenses[1]	0.02%
Total Annual Fund Operating Expenses	1.73%
Fee waiver and/or expense reimbursement[2]	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.46%

(1)      Acquired fund fees and expenses represent the expenses of the money market fund(s) in which the Fund’s cash balances are invested.

(2)      The Adviser has voluntarily agreed, through at least July 31, 2027, to waive a portion of the Fund’s investment advisory fees and/or to reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with that of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded and the Fund’s expense ratio is rounded to two decimal points.) This arrangement may not be terminated prior to the close of business on July 31, 2027 without the approval of the Board of Directors of Tweedy, Browne Fund Inc.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your

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Tweedy, Browne . Buybacks . Dividends + Value Fund

investment earns a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year	$149
Three Years	$519
Five Years	$913
Ten Years	$2,019

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2026, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in U.S. and foreign equity securities that have a buyback yield, which is the percentage reduction in the company’s shares outstanding, or a dividend yield, or both, and also appear to be undervalued – including undervaluation based on proprietary combinations of various numerical investment characteristics, a value score, and qualitative assessments.

In addition to the return provided by a dividend yield, share buybacks at attractive prices may offer the prospect of enhancing per share valuations and future returns for shareholders who continue to remain as owners of the particular companies that engage in such “shareholder friendly” actions. Share buybacks may also signal management’s belief that the particular company’s shares are undervalued. In some instances, corporate insiders may be purchasing their own company’s shares, which the Adviser believes may also signal an insider’s belief that the particular company’s shares are undervalued.

The Fund’s investments may include securities that the Adviser believes have attractive shareholder yields at the time of purchase. “Shareholder yield” is the sum of a company’s dividend yield, its “buyback yield” (when a company buys back shares, remaining shareholders may benefit, as their proportionate ownership of the company increases), and its “net debt paydown yield” (prudent reductions in outstanding debt can increase the value of each share of the company).

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Tweedy, Browne . Buybacks . Dividends + Value Fund

The Adviser seeks to construct a diversified portfolio of stocks from a variety of industries and countries, including emerging market countries. While the Fund is likely to have a substantial portion of its assets invested in US companies, country allocations will ultimately be dependent on the buybacks and/or dividends plus value opportunity set available to the Adviser. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser’s estimate of their true or intrinsic value.

The Fund’s value investment style derives from the work of the late Benjamin Graham, who is widely considered to be the father of the value investing approach. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with value characteristics. The Adviser considers a company to have value characteristics if, at the time of initial purchase, it demonstrates one or more of the following:

› low price-to-sales ratio as compared to other companies in the same industry;

› low ratio of enterprise value (the sum of the market value of the company’s shares plus interest-bearing debt, preferred stock and minority interest, net of cash and cash equivalents) to EBITA (earnings before deduction of interest, taxes, and amortization), EBITDA (earnings before deduction of interest, taxes, depreciation and amortization), or after-tax EBITA;

› low stock price in relation to book value;

› low price-to-earnings ratio;

› low price-to-cash-flow ratio;

› above-average dividend yield;

› low financial leverage;

› high returns on invested capital;

› purchases of a company’s own stock by the company’s officers and directors;

› company share repurchases (i.e., buybacks);

› a stock price that has declined significantly from its previous high price; and/or

› small market capitalization.

This policy is not fundamental and may be changed by the Fund's Board of Directors upon 60 days' prior written notice to shareholders. The Fund must review its portfolio investments at least quarterly. If, subsequent to an investment, the Fund identifies that the requirements of its 80% policy are no longer met, the Fund will make future investments in a manner that will bring it into compliance with its 80% policy within 90 consecutive days.

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Tweedy, Browne . Buybacks . Dividends + Value Fund

The Fund has chosen generally not to hedge its perceived foreign currency exposure back into the U.S. dollar. The Fund is designed for long-term investors who wish to focus their investment exposure for the most part on equity securities that have a buyback yield, dividend yield or both and that are economically linked to the stock markets of the U.S. and of foreign developed countries. It is also intended for investors who prefer generally not to have their non-U.S. currency exposure hedged back into the U.S. dollar. The Fund is not appropriate for investors primarily seeking current income.

Principal Risks

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell shares of the Fund, they may be worth less than what you paid for them; you may lose money by investing in the Fund. In addition to the risks generally applicable to the Fund set forth in the Prospectus and SAI, investing in the Fund will in particular involve the following risks:

Equity Security Risk. The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

Value Investing Risk. The Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer.

There may be periods during which the Fund is unable to find securities that meet its value investment criteria. If the Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

Portfolio Management Risk. If the strategies used and investments selected by the Adviser’s Investment Committee fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

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Tweedy, Browne . Buybacks . Dividends + Value Fund

Risk of Loss. You could lose money on your investment in the Fund, and the Fund could underperform other investments.

Dividend Risk and Shareholder Yield Risk. In selecting securities in which the Fund will invest, the Adviser will consider the issuer’s history of paying regular periodic dividends to its shareholders. Such dividends are not fixed but are paid periodically at the discretion of the issuer’s board of directors. Companies that have historically paid dividends are not required to continue to pay dividends, and could reduce or eliminate the payment of dividends in the future. Similarly, companies that have historically bought back shares or paid down debt may not continue to do so, or may do so to a lesser extent, resulting in a lower shareholder yield.

Buyback Risk. A stock buyback may signal that a company’s management believes the company’s stock price is undervalued. However, a company’s announcement of a share buyback strategy may not be an accurate predictor of future share performance.

Foreign Securities Risk. The Fund invests in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks, which are more pronounced in emerging markets, include, among others:

› changes in currency exchange rates, which can lower performance in U.S. dollar terms;

› exchange rate controls (which may include an inability to transfer currency from a given country);

› costs incurred in conversions between currencies;

› non-negotiable brokerage commissions;

› less publicly available information;

› not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing, corporate governance and financial reporting;

› greater market volatility;

› lower trading volume and/or liquidity;

› delayed settlements;

› difficulty in enforcing obligations and contractual and other rights in foreign countries;

› less securities regulation;

› different tax provisions (including withholding on interest and dividends paid to the Fund);

› less well-established contract law;

› unrecoverable withholding and transfer taxes;

› war;

› seizure; and

› political and social instability and diplomatic developments.

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Tweedy, Browne . Buybacks . Dividends + Value Fund

The value of the foreign securities held by the Fund will be affected by changes in currency exchange rates or currency control regulations. The share price of the Fund will reflect the movements of the different securities in which it is invested, and the foreign currencies in which its investments are denominated. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment. Currency exchange rates may fluctuate significantly over short periods of time, and the Fund’s investments may be negatively impacted by foreign currency exchange rate fluctuations. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located, or otherwise economically tied to, emerging countries. The securities markets of most emerging countries are relatively less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. The Fund has chosen generally not to hedge its perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be “currency unhedged.”

In addition, the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks, the adoption or prolongation of protectionist trade policies or tariffs by one or more countries, changes in economic or monetary policy in the U.S. or abroad, inflation, the outbreak of war or hostilities (including international responses such as sanctions), or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future companies and adversely affect the revenues and profitability of companies whose businesses rely on goods imported from such impacted jurisdictions.

Furthermore, conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe, between Israel and Hamas in the Middle East, as well as the war in Iran and the recent operations of the United States

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Tweedy, Browne . Buybacks . Dividends + Value Fund

in Venezuela could have severe adverse effects on the related regions, including significant adverse effects on the regional or global economies and the markets for certain securities. Those events might particularly affect companies in emerging countries.

Risks of Investing in Europe. The Fund invests in European securities. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Securities of issuers that are located in, or have significant operations in or exposure to, member states of the European Union (the “EU”) are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility, economic and financial difficulties, and other adverse trends in recent years. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, and adverse changes in the value and exchange rate of the euro and other currencies, may adversely affect the value of investments held by the Fund.

Mid, Small and Micro Capitalization Companies Risk. The Fund may invest in mid-, small- and micro-cap companies. Mid-, small- and micro-cap companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. As a result, the purchase or sale of more than a limited number of shares of a smaller capitalization company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller capitalization company stocks may not be well known to the investing public. These risks are more pronounced for micro-cap companies. In general, the Adviser’s investment philosophy and selection process favor companies that do not have capital structures that would be considered to be “highly leveraged” for a company in the same field.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. While inflation and/or a more normalized interest rate environment relative to the past decade may create more opportunities for a value focused investment

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Tweedy, Browne . Buybacks . Dividends + Value Fund

strategy, there can be no guarantee or certainty that any such opportunities will be captured or will be realized. Although inflation generally decelerated throughout 2025 due to central bank monetary tightening, including maintaining elevated interest rates, it remains above target levels set by central banks, including the Federal Reserve. Despite three interest rate cuts by the Federal Reserve in the latter part of the year, rates remain elevated relative to the interest rate environment prior to the inflationary spike in 2022 – 2023. The Federal Reserve has also indicated its intent to maintain higher interest rates in the near term. While our value-focused investment strategy benefits from more normalized interest rates, higher borrowing costs may strain our existing portfolio companies, potentially leading to nonperformance. Rising interest rates can dampen consumer spending and slow corporate profit growth, negatively impacting our portfolio companies, particularly those vulnerable to economic downturns or recessions. Additionally, adverse economic conditions may erode the value of our investments. It remains difficult to predict the full impact of recent and any future changes with respect to interest rates or inflation.

Sector Risk. To the extent that the Fund focuses its investments in the securities of issuers in one or more sectors, the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as adverse economic, business, political, environmental, or other developments.

Fund Performance

The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to relevant market benchmarks. This information may help illustrate the risks of investing in the Fund. Absent any applicable agreements to waive and/or reimburse certain of the Fund’s operational expenses, the returns of the Fund would have been lower. Updated performance information for the Fund is available at www.tweedyfunds.com or by calling 800-432-4789 (press 0). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. On May 27, 2026, the name of the Fund changed from the Tweedy, Browne Worldwide High Dividend Yield Value Fund to the Tweedy, Browne . Buybacks . Dividends + Value Fund to reflect a change to the Fund’s investment strategy. The performance reflected below illustrates the performance of the Fund pursuant to its principal investment strategy prior to May 27, 2026.

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Tweedy, Browne . Buybacks . Dividends + Value Fund

Buybacks . Dividends + Value Fund
Calendar Year Total Returns1

30
20
10
0
-10
-20
Annual Returns (%)
4.56
22.06
(5.61)
18.55
(4.35)
11.58
(10.55)
12.37
0.22
21.70
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25
Calendar Year

(1)      The 2026 year-to-date return for the Buybacks . Dividends + Value Fund through June 30, 2026 was 4.51%.

As of December 31, 2025
Best Quarterly Return	15.88% (4th Quarter, 2022)
Worst Quarterly Return	(24.73)% (1st Quarter, 2020)
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Tweedy, Browne . Buybacks . Dividends + Value Fund

Average Annual Total Return
for Periods Ended December 31, 2025

	One Year	Five Years	Ten Years
Buybacks . Dividends + Value Fund
Return before Taxes	21.70%	6.47%	6.45%
Return after Taxes on Distributions	19.63%	4.21%	4.19%
Return after Taxes on Distributions and Sale of Fund Shares	14.65%	4.90%	4.86%
MSCI World Index (in U.S.$) (reflects no deduction for fees, expenses or taxes)	21.09%	12.15%	12.17%
MSCI World High Dividend Yield Index (in U.S.$) (reflects no deduction for fees, expenses or taxes)	18.64%	9.05%	8.52%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance data shown above would be lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

Management

Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser’s Management Committee, which consists of Roger de Bree, Jay Hill, Jason Minard, Thomas Shrager, John Spears, and Robert Wyckoff, each of whom is a Managing Director, has overall responsibility for the conduct of the firm’s affairs. Roger de Bree, Jay Hill, Andrew Ewert, Frank Hawrylak, Thomas Shrager, John Spears, and Robert Wyckoff (each of whom is a Managing Director of the firm), act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Spears has served on the Management Committee and Investment Committee since before the Fund’s inception in September 2007. Mr. Shrager has served on the Investment Committee since 2003 and the Management Committee since 2008. Mr. Wyckoff has served on the Investment Committee since 2007 and the Management Committee since 2008. Mr. Hill has served on the Investment Committee since August 2013 and the Management Committee since January 2021. Messrs. Hawrylak and Ewert have served on the Investment Committee since December 2014 and July 2022,

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Tweedy, Browne . Buybacks . Dividends + Value Fund

respectively. Mr. de Bree has served on the Investment Committee since August 2013 and the Management Committee since June 2024. Mr. Minard has served on the Management Committee since June 2024.

Purchase and Sale of Fund Shares, Tax Information and Financial Intermediary Compensation

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” in this Prospectus.

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Tweedy, Browne Fund INC.

One Station Place
Stamford, CT 06902

p: 1-800-432-4789
w: tweedyfunds.com

Investment Company
Act File No. 811 - 07458
SPRO-TBHDX 0726